Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Jun. 30, 2011	Dec. 31, 2010
Allowance for loan losses	$ 3,434	$ 3,363
Preferred stock, par value	$ 1.00	$ 1.00
Preferred stock, shares authorized	20,000	20,000
Preferred stock, shares issued	0	0
Common stock, par value	$ 1.00	$ 1.00
Common stock, shares authorized	1,000,000	1,000,000
Common stock, shares issued	753,734	753,734